UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2007
Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

14 Cambridge Center, Cambridge, Massachusetts (Address of principal executive offices)	02142 (Zip Code)
Registrant’s telephone number, including area code (617) 679-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press release dated February 15, 2007
Ex-99.2 Presentation dated February 15, 2007

Item 2.02 Results of Operations and Financial Condition.
     On February 15, 2007, the registrant issued a press release announcing its results of operations and financial condition for the full year and the three months ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
     On February 15, 2007, the registrant posted presentation slides on its corporate website in connection with an earnings conference call and webcast. A copy of the presentation is furnished as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
     The press release and presentation slides are being furnished pursuant to Item 2.02 and Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such document be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
99.1	Registrant’s press release dated February 15, 2007.

99.2	Registrant’s presentation dated February 15, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
By:	/s/ Robert A. Licht
Robert A. Licht
Vice President and Assistant Secretary

Date: February 15, 2007

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Registrant’s press release dated February 15, 2007.
99.2	Registrant’s presentation dated February 15, 2007.